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                                                                    Exhibit 10.4

AMERICAN METALS & COAL INTERNATIONAL, INC.   FIRST RESERVE CORPORATION
475 STEAMBOAT ROAD, 2ND FLOOR                ONE LAFAYETTE PLACE
GREENWICH, CT 06830                          GREENWICH, CT 06830

October 25, 2005

VIA FACSIMILE

Alpha Natural Resources, Inc.
406 West Main Street
Abingdon, Virginia 24210
Attention: Michael J. Quillen, President
Facsimile No.: (276) 628-3116

     Re: Amendment to Section 3.1 of Stockholder Agreement

Dear Mr. Quillen:

     We refer you to that certain Stockholder Agreement dated as of February 11, 2005 by and among Alpha Natural Resources, Inc., a Delaware corporation (the " Company"), the "FRC Parties" (as defined therein), the "AMCI Parties" (as defined therein) Madison Capital Funding LLC, a Delaware limited liability company, and the "Employee Stockholders" (as defined therein) (the "Agreement "), as heretofore amended.

     By our signatures below, Hans J. Mende in his capacity as the AMCI Representative pursuant to Section 6.12 of the Agreement, and First Reserve Fund IX, L.P. in its capacity as the FRC Representative pursuant to Section 6.13 of the Agreement, hereby amend Section 2.2(b) of the Agreement as follows:

     Solely in connection with the offering of the Company's Common Stock pursuant to Registration No. 333-129030 (the "Secondary Offering"), notwithstanding the provisions of Section 2.2(b) to the contrary, if the managing underwriter(s) determine in good faith that marketing factors require a limitation of the number of securities to be underwritten in the Secondary Offering, the Company shall so advise all Holders of Registrable Securities that would otherwise be registered and underwritten pursuant thereto, and the managing underwriter(s) may exclude shares of the Registrable Securities as necessary from the registration and the underwriting, with the number of shares to be included in the registration and the underwriting allocated in the following manner:

     First, to Madison in respect of all Registrable Securities as to which Madison has sought to be included in the Secondary Offering;

     Second, to each of the Employee Stockholders in respect of all Registrable Securities as to which the Employee Stockholders have sought to be included in the Secondary Offering, up to a maximum of gross proceeds from the offer and sale thereof of $10

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     million, on a pro rata basis, based on the total number of Registrable
     Securities then held by each such Employee Stockholder;

     Third, with respect to the next 13,400,000 Registrable Securities, 7,700,000 Registrable Securities to the FRC Parties and 5,700,000 Registrable Shares to the AMCI Parties; provided, however, that if the number of securities to be underwritten is less than 13,400,000 after giving effect to the first and second allocations, to the FRC Parties and the AMCI Parties on a pro rata basis, based on the total number of Registrable Securities then held by each such Investor; and

     Fourth, to the FRC Parties and the AMCI Parties on a pro rata basis, based on the total number of Registrable Securities then held by each such Investor.

                            [SIGNATURE PAGE FOLLOWS.]


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     This amendment is made pursuant to Section 3.3(a) of the Agreement and is effective from and after the date of this letter. This amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and facsimile signatures to this amendment shall be valid for all purposes.

THE AMCI PARTIES


By: /s/ Hans J. Mende
    --------------------------------------
    Hans J. Mende, the AMCI Representative

THE FRC PARTIES

By: First Reserve Fund IX, L.P., the FRC Representative
By: First Reserve GP IX, L.P., its General Partner
By: First Reserve GP IX, Inc., its General Partner


By:  /s/ Alex T. Krueger
    --------------------------------------
    Alex T. Krueger, Managing Director

cc: Leslie A. Grandis, facsimile no.: (804) 698-2069
    Thomas R. Denison, facsimile no.: (203) 661-6729
    James L. Palenchar, facsimile no.: (303) 592-3140


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